Financial Update David E. Meador August 1, 2003

Safe Harbor Statement The information contained in this document is as of the date of this press release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This press release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to, timing and extent of changes in interest rates; access to the capital markets and capital market conditions and other financing efforts which can be affected by credit agency ratings required; resolution of the IRS review of chemical change at synthetic fuel facilities; ability to utilize Section 29 tax credits or sell interest in facilities producing such credits; the level of borrowings; the effects of weather and other natural phenomena on operations and actual sales; economic climate and growth in the geographic areas in which DTE Energy does business; unplanned outages; the cost of protecting assets against or damage due to terrorism; nuclear regulations and risks associated with nuclear operations; the grant of rate relief by the MPSC for the utilities; changes in the cost of fuel, purchased power and natural gas; the effects of competition; the implementation of electric and gas customer choice programs; the implementation of electric and gas utility restructuring in Michigan; environmental issues, including changes in the climate, and regulations, and the contributions to earnings by non-regulated businesses. This press release should also be read in conjunction with the forward-looking statements in DTE Energy's, MichCon's and Detroit Edison's 2002 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Financial Themes Q2 2003 operating earnings down from 2002 levels 2003 EPS guidance revised to reflect previously announced lower synfuel production and weather and margin pressures at the utilities Regulatory issues are major drivers for 2004 Despite the current challenges, the balance sheet remains strong

Q2 2003 Earnings Review 2003 Update Synfuel and Tax Credit Update 2004 Preview Balance Sheet and Cash Flow Update

Q2 2003 Operating Earnings per Diluted Share 168M avg shares outstanding Mild weather and decreased cooling demand Margin loss due to customer choice net of regulatory asset April ice storm restoration costs Increased pension and benefit costs Higher synfuel production within the quarter Non-Regulated* Holding Company Regulated Electric $0.37 Regulated Gas ($0.05) $0.48 Q2 2003 Operating Earnings Legal Entity View * Includes Energy Technology Investments ($0.07) $0.23 Key Drivers: NOTE: Reconciliation to GAAP reported numbers included in appendix

Regulated Non Regulated Power Generation Energy Services Coal Services Biomass Energy Energy Trading & Marketing Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Reg Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $0.65 ($0.01) ($0.07) ($0.09) $0.28 $0.46 ($0.05) $0.01 $0.00 ($0.09) ($0.02) $0.04 ($0.02) ($0.07) $0.48 Second Quarter 2003 Operating Performance Business Unit View Overheads & Other ($0.01) ($0.05) NOTE: Reconciliation to GAAP reported numbers included in appendix

Quarterly Effective Tax Rate Adjustment Each quarter an accounting adjustment is made to reconcile back to DTE's overall effective rate for the year The effective tax rate adjustments net to zero at the end of the year Variables which affect these adjustments include: the amount and profile of pre-tax earnings the level and calendarization of tax credits generated Tax credits retained have been produced in the first half of 2003. These need to be re- timed to match the DTE profile for pre-tax income 2003's re-forecasted effective rate is -20%. Q1 Q2 Q3E Q4E Total Profits Before Tax 90 86 11 39 226 Tax Credits Retained Q1 Q2 Q3E Q4E Total Profits Before Tax -45 -100 90 55 0 Tax Credits Deferred (Effective Tax Rate Adjustment) $ millions

Q2 2003 vs. Q2 2002 Variance Analysis of Operating Earnings

Q2 2003 Earnings Review 2003 Update Synfuel and Tax Credit Update 2004 Preview Balance Sheet and Cash Flow Update

2003 Assumptions and Drivers Continued slow economic growth Normal weather Ongoing movement to customer choice Increasing cost pressures at the utilities Favorable resolution of PLR issue in the Fall Improvement initiatives enacted across the enterprise to mitigate risks

2003 Overview - Updated Operating Earnings Guidance Non- Regulated Regulated Gas Regulated Electric Corporate $250-260 $75-80 $320-330 ($5-15) Updated Earnings Guidance* * Reconciliation to GAAP/Reported number included in appendix EPS $3.75 - $3.95 $200-210 $75-80 $265-275 ($20-30) $3.10- $3.30 Previous Earnings Guidance Synfuel Production Changes Other Non-Reg Changes Storm/ Outages/ Pwr Plant Maint Corp/ Other ($60) $10 ($30) ($15) $630 - 665 $525 - 560 Net Income ($ Millions) Weather/ Economy/ Choice ($25) $15 Cost Reductions Non- Regulated Regulated Gas Regulated Electric Corporate Cost Reductions $15

2003 Overview - Non-Regulated Outlook $ millions Operating Net Income Coal based fuels down, reflecting production changes and loss reserve provisions Merchant generation up due to contract termination impact Upstream and midstream gas down due to expiration of tax credits in 2002 Energy Technologies up due to increased revenues and operating improvements

2003 Overview - Detroit Edison Fuel & Purchased Power Reserve Internal Generation Peak Demand (MW) 12,500 12,500 Base Demand Purchases Demand Capacity * Presumes resumption of PSCR mechanism that is applicable to the 50% of electric sales not subject to rate caps in 2004.

Q2 2003 Earnings Review 2003 Update Synfuel and Tax Credit Update 2004 Preview Balance Sheet and Cash Flow Update

Tax Credit History 1998 1999 2000 2001 2002 2003E Coke Batteries 72.53 103.01 108.98 91.76 58.08 Synfuels 0 0.74 11.79 65.3 182.21 212 Biomass 7.06 9.07 11.43 11.84 12.91 14 Monetizations 15 100 137 DTE generates Section 29 tax credits as part of three business lines: coke batteries, synfuel facilities, and biomass sites The coke battery credits expired in 2002, while synfuel credits continue through 2007 DTE's strategy optimizes its tax position by selling interests in its coke batteries and synfuel projects The majority of the coke battery interests were sold in 2001 and two of nine synfuel facilities were sold in 2002 The successful sale of a synfuel facility requires a new Private Letter Ruling (PLR) in the name of the buyer, reconfirming the original rulings Even though we have a number of willing buyers, sales of the remaining synfuel facilities have been delayed due to the IRS suspending the issuance of new PLRs Tax Credit Carry forward on Balance Sheet $5 $50 $125 $274 $381 $512 ($Millions) Tax Credits Profile 58 $226

2003 Synfuel Chronology Original expectations were to sell interests in 3-5 synfuel facilities during 2003, with net income projections for 2003 comparable to 2002 levels For the remainder of the year, credit production driven by tax appetite, IRS posture and optimization of cash flow In April, the PLR chemical change issue arises, creating uncertainty around sales of interests. In June, net income projections revised to reflect lower production levels Early into 2003, as marketing efforts took longer than expected, we maintained production and retained credits. Earnings forecast increased, and offset declining utility earnings

Mechanics of a Synfuel Tax Credit Marginal Analysis Illustrative - After Tax Retain Sell Net Income Cash Flow $0.60 - $0.70 / credit incur operating losses full value of credit recognized $0.36 - $0.60 / credit incur operating losses credits sold at a slight discount ($1.00) - ($1.20) / credit incur operating losses Potential AMT increase depending on taxable income Positive cash flows come in the future $0.50 - $0.65 / credit incur operating losses realize cash proceeds

Synfuel Plan and Sensitivity Analysis 2003 Credits Retained Credits Sold Credits Retained Credits Sold $212 $137 ($10) ($10) Net Income $127 $50 Cash ($212) $70 Plan 2003 Sensitivity Analysis ($6) $10 ($3.6) ($5) $ millions Total Credits Net Income Cash Credits $349 $177 ($142) Base plan is to run machines to our appetite, cash position and IRS posture Lower production than base plan will decrease earnings and improve cash

Potential Synfuel Resolution Scenarios Current chemical change test procedures validated, PLR issuance resumed Test procedures modified; PLR issuance resumed in line with new standards "Negotiated outcome" Prospective revocation of PLRs Retroactive revocation of PLRs Best Worst Financial Planning Modeled (Scenario 1) Similar to above Not modeled Very unlikely Modeled (Scenario 2)

Synfuel Resolution Scenarios - Possible 2004 Outcomes Scenario 1 Assumptions Net income at or slightly above 2003 plan level, $170-200M Cash improves by $200-300M relative to 2003 Remain in AMT carryforward position Outcome dependent on timing and nature of PLR resolution, timing and level of sale of synfuel interests, taxable income level Possible Outcome Scenario 2 Assumptions PLR issue is resolved in 2003 Production ramped up Sales of remaining interests early in the year Sufficient taxable income Synfuel credits end at close of 2003 Prior credits are protected No net income from synfuels No cash from synfuels, but cash improves by $142M relative to 2003 Remain in AMT carryforward position Impairment write-down of synfuel assets Possible Outcome

Q2 2003 Earnings Review 2003 Update Synfuel and Tax Credit Update 2004 Preview Balance Sheet and Cash Flow Update

2004 Preview Two major issues dominate the outlook for 2004: Regulatory proceedings at Detroit Edison and MichCon IRS PLR/chemical change decision We are actively managing both issues and are optimistic on reasonable outcomes Incremental growth will continue at our non-regulated businesses. However, until the PLR issue has a clear path to resolution, we will be managing growth capital more carefully

2004 Will Be a Transitional Year for Detroit Edison Even with the resolution of the Detroit Edison rate case in 2004, the year will be challenging Residential rates will remain frozen through 2005, delaying the full benefit of a rate increase The timing and level of interim and permanent rates will directly affect earnings In 2004, we have requested interim rate relief of $274M

Detroit Edison Rate Case Balance Sheet Issues 50/50 leverage is consistent with the 2001 securitization filing and similar to Detroit Edison's historical balance sheet We remain committed to improving the balance sheet for Detroit Edison. We plan to increase the amount of equity at Detroit Edison by converting existing inter-company loans into equity The equity infusion will not require the issuance of DTE equity and will not increase leverage on a consolidated basis The 11.5% ROE is approximately equal to the average ROE recently approved for utilities across the country The recent rate filing requests a 50/50 capital structure with a 11.5% ROE

Detroit Edison Environmental Securitization In 2001, Detroit Edison securitized $1.7B of stranded costs We plan to seek approval with the MPSC to issue approximately $650M to $800M of securitization bonds Timing will depend on the resolution of the electric rate case Environmental costs will be recovered in base rates, until and unless a range of securitization issues are resolved Proceeds from securitization will be used to pay down debt

Detroit Edison Regulatory Sensitivities Timing of base rate relief: One month change in January interim rate increase affects 2004 earnings $13 million Authorized rate of return: A change in authorized return on equity of 0.5% affects earnings $16 million annually Desired capital structure: A 5% change of authorized equity in capital structure affects earnings $17 million annually

Q2 2003 Earnings Review 2003 Update Synfuel and Tax Credit Update 2004 Preview Balance Sheet and Cash Flow Update

Financial Objectives Maintain solid investment grade rating Stable outlook with BBB+ rating Targeted year end leverage of 51-53%, ended Q2 at 52% Generate strong cash flows from the core business Solid cash from operations of over $1B Capital expenditures are down due to lower NOx spending Conservative and sound financial policies Transparent and simple balance sheet Continue dividend of $2.06 per share

DTE Energy Historical Leverage DTE Energy Leverage* 1999 2000 2001 2002 2003 2004 2005 Leverage 0.504 0.503 0.545 0.549 0.51 0.529 0.51 0.02 Targeted 50-55% Range Continued balance sheet strength is a key strategic goal for DTE Throughout the industry's financial turmoil, DTE's debt/capital has remained within the targeted 50-55% range * Excludes securitization debt, MichCon seasonal borrowings, and certain hybrid debt 2003 Forecast 51-53%

DTE Energy 2003 Balance Sheet Drivers DTE Energy's leverage is expected to decline from 54.9% at year end 2002 to 51%-53% for year end 2003 A large part of the improvement is due to the February sale of the transmission system (ITC) that generated $610M which was used to pay down debt The 2003 estimate includes the $222M contribution to the pension plan Looking forward to 2004, leverage will continue to decline assuming successful resolution of the rate cases and tax credits DTE Energy Debt-to-Capital Ratio* 2002 Year End Pension Contribution ITC Retained Earnings & Other 2003 Forecasted Leverage East 0.549 0.549 0.534 0.525 0.51 0.008 0.023 0.014 0.02 54.9% 0.8% (2.3%) (1.5%) 51 - 53% * Excludes securitization debt, MichCon seasonal borrowings, and certain hybrid debt

DTE Energy Cash Flows 2002A 2003E Cash from Operations $974 $1,100 Capital Expenditures (984) (860) Dividends (338) (350) Asset Sales 41 650 Free Cash Flow ($307) $540 ($ millions) Cash Flow Even before the sale of ITC, cash flows are expected to improve in 2003 Cash from operations is expected to rise from $974M to $1,100M (including the $222M pension contribution) Incorporating the proceeds from asset sales, DTE will have a net $540M after dividends to retire debt or fund new investment Cash flow is not even throughout the year, but is heavily weighted toward the second half

DTE Energy Capital Expenditures 2002A 2003E Detroit Edison $445 $500 NOx 240 80 MichCon 90 110 Corporate 19 30 Non Regulated 190 140 Total $984 $860 Capital expenditures are anticipated to decline this year by approximately $124M or 13% from 2002 The decline is led by reductions in spending for NOx remediation and non- regulated businesses Utility infrastructure spending is up year- over-year ($ millions)

Liquidity and Debt Rollovers Total commercial paper outstanding of $220M, primarily at Detroit Edison Unused facilities of almost $1.2B $650M of debt due through Dec. 2004 $700M of callable debt through Dec. 2004 We expect to be an active issuer in the next 12 months but have substantial liquidity back-up Liquidity Debt Rollovers

Non-Regulated Capital Investments Non-regulated investments vary each year depending on opportunities and updated balance sheet targets Approximately $65M will be spent in 2003 and 2004 on existing projects or business lines Spending on new projects or business lines will be limited during this period of uncertainty In the current environment, we will be looking for smaller, less cash intensive opportunities Capital Investments 1999 2000 2001 2002 2003E 2004E Leverage 101 165 314 204 65 65 75 75 370 370 ($ millions) $100 - $500M Prior Plan Base Investments Current Plan

DTE Energy is Committed to the Dividend Rising dividend throughout the 70's, 80's and 90's Current dividend of $2.06 per share in place since 1993 This year, over $800M of cash is available to fund the dividend and pay down debt We will consider raising the dividend when the payout ratio approaches 50% and the synfuel issue and rate cases are successfully resolved 1970 1975 1980 1985 1990 1995 2003 Leverage 1.4 1.52 1.6 1.68 1.75 2.06 2.06 Annual Dividend 1970 - 2003 $ per share

Summary Optimistic for reasonable resolution on regulatory and synfuel issues The timing of resolution will be important to reaching our 2004 goals Continued focus on balance sheet strength provides financial stability despite these current challenges We will consider raising the dividend when we near a 50% payout ratio and the rate case and synfuel issues are successfully resolved

Q2 2003 Reported vs. Operating Earnings Per Share Results

Non-regulated Businesses Operating Earnings Guidance FAS 143 asset retirement obligations Reported Earnings 200 - 210 (3) 197 - 207 Regulated Gas Operating Earnings Guidance Reserve for disallowance of gas costs FAS 143 asset retirement obligations Reported Earnings 75 - 80 (17) (1) 57 - 62 Regulated Electric Operating Earnings Guidance Loss on Thermal divestiture FAS 143 asset retirement obligations Other non-strategic asset sales Discontinued operations - ITC Income from operations Gain on sale Reported Earnings 265 - 275 (14) (6) 13 5 67 330 - 340 Corporate Operating Earnings Guidance FAS 143 asset retirement obligations DTE Foundation Contribution Reported Earnings (20 - 30) (1) (10) (31 - 41) Reconciliation of Legal Entity 2003 Operating Earnings Guidance to Reported Guidance Net Income ($ millions)

Mid-Year Business Update Meeting August 1, 2003 New York, NY

Meeting Agenda 8:30-9:00 a.m. 9:00-9:45 9:45-10:30 10:30-11:00 Welcome and Opening Remarks Tony Earley, Chairman and CEO Non-Regulated Business Update Gerry Anderson, President and COO, DTE Energy Resources Financial Update Dave Meador, Senior Vice President and CFO Question & Answer

DTE Energy's Priorities Anthony F. Earley, Jr. August 1, 2003 New York, NY

Safe Harbor Statement The information contained in this document is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward- looking statements include, but are not limited to, interest rates, access to the capital markets and capital market conditions (including the effect on our pension plan investments and required reporting), the level of borrowings, the effects of weather and other natural phenomena on operations, actual sales, economic climate and growth in the geographic areas in which DTE Energy does business, the timing and extent of changes in commodity prices for electricity, unscheduled generation outages, maintenance or repairs, nuclear power plant performance, changes in the cost of fuel and purchased power due to the suspension of the power supply cost recovery mechanism, changes in the cost of natural gas, the effects of increased competition and the implementation of electric and gas customer choice programs, as well as alternative forms of energy, the timing of the accretive effects of DTE Energy's merger with MCN Energy, and the contributions to earnings by non-regulated businesses. This presentation should also be read in conjunction with the forward-looking statements in DTE Energy's, MichCon's and Detroit Edison's 2002 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Priorities for 2003 Maintain stable and strong financial position Make significant progress on regulatory agenda Continue to pursue strategically important growth Gain certainty on synfuel tax credit status

Priority: Maintain Stable and Strong Financial Position Leverage is at the low end of our 50-55% target Cash flow is a priority - cash is a key component of all employees' compensation Steps taken to strengthen our balance sheet Securitization of stranded costs in 2001 Equity issuance in mid-2002 Sale of transmission business in early 2003 Rigorous and disciplined in our approach to capital investments Stable credit ratings at all three agencies Long history of stable dividend with an attractive yield

Detroit Edison Rate case Choice recovery mechanism Securitization MichCon rate case Priority: Make Significant Regulatory Progress

Regulatory Environment in Michigan Michigan Public Service Commission is composed of three members J. Peter Lark, democrat, term ends in 2009, appointed Chairperson by Gov. Granholm, effective Aug. 4, subject to State Senate confirmation Laura Chappelle, republican, term ends in 2007, appointed by Gov. Engler Robert Nelson, independent, term ends in 2005, appointed by Gov. Engler Historically the MPSC has effectively balanced consumer and utility interests MPSC rated 19th most shareholder oriented of 50 states in a June 2003 Lehman Brothers study "[Peter Lark] said healthy, stable and efficient utilities are important, but so are the 'fairest possible' customer prices." Crain's Detroit Business, July 14, 2003

Detroit Edison Rate Case Summary Proposes adjusting rates given the current cost structure Increase in base rates to cover cost increases Interim base rates effective 1/1/04 ROE sharing provision to align incentives Surcharge to recover accumulated regulatory assets Develops a mechanism to recover customer choice program costs Reinstates power supply cost recovery mechanism concurrent with rate increase

Detroit Edison Rate Filing Requested rate increase is reasonable Residential customers pay 11% less for power now than in 1992 Costs, especially health care and pension, have risen dramatically in recent years Proposed rate increases are phased in through 2006 ROE sharing mechanism benefits both customers and Detroit Edison 11.5% ROE is in line with range of outcomes of other companies' regulatory proceedings Filing proposes fixes for Customer Choice program Establishes certainty in amount and timing of stranded cost recovery Fair allocation of underlying costs resulting in a sustainable program Reinstatement of power supply cost recovery mechanism reduces Detroit Edison's commodity price risk

Three Paths to Fixing the Electric Customer Choice Program Included in Detroit Edison's rate filing Will actively pursue legislative solution Ongoing collaborative process Moving slowly All key stakeholders are actively participating; expected to run through August

Update on Securitization of Environmental Costs Our near-term regulatory focus is on the electric and gas rate filings and resolution of the electric customer choice issue Our electric rate filing includes the recovery of required environmental expenditures A range of issues need to be resolved in Michigan before a securitization filing can be pursued Securitization of these environmental expenditures remains an option in 2004

Update on MichCon Rate Case On target for a filing in early September Requesting interim rate increase mid-winter 2004 net income sensitive to implementation timing Anticipate final resolution in 3Q 2004 Rationale for filing: Have not had a rate case in over 10 years Costs, especially health care and pension, have risen dramatically in recent years 2002 net income of $66 million Possible range of outcomes (for a full year of increased rates): Equity Ratio Equity Level (million) Earned ROE Net Income (million) 50% 50% 52% $820 $820 $850 11.5% 12.0% 11.5% $94 $98 $98 52% $850 12.0% $102

Priority: Continue to Pursue Strategically Important Growth Growth in existing businesses: On-site energy projects Upstream & midstream gas Growth in new businesses closely related to our core skills: Waste coal recovery Coal bed methane

Priority: Gain Certainty on Synfuel Tax Credit Status Prior to significant DTE investment, the IRS thoroughly vetted synfuel tax credits IRS reviews of synfuel industry in 1995, 1997 and 2001 affirmed validity of tax credits DTE received private letter rulings (PLRs) on 7 of 9 synfuel facilities Re-opening of "significant chemical change" issue surprised industry Pursuing several paths to achieve speedy resolution DTE invested in synfuels to leverage its existing capabilities Section 29 tax credit experience Large handler & transporter of coal Relationships with large industrial coal users Interest in synfuels led to the development of new waste coal technology

Strategic Review Maintain a sound balance sheet with a solid utility core Achieve on-going earnings growth in closely related businesses Focus on operational excellence (DTE Operating System) Create a value based company and leadership team We continue to believe our current strategy is a good one

Our Overarching Priority Is Delivering Long-Term Returns to Shareholders Long-Term Total Return DTE -19% S&P Electric Index +7% Year to Date Stock Performance DTE +24% S&P Electric Index +16% Data through 7/18/03 Source: Compustat Data through 6/30/03

DTE Energy Will Continue to Deliver Solid Long-Term Investment Returns Solid financial position with a strong balance sheet Majority of earnings derives from two stable utilities Diverse, lower-risk non-regulated business portfolio Focus on core competencies: coal management, processing & transportation and on-site energy projects Geographic focus in Midwest and Eastern United States Investments in energy technologies Attractive and stable dividend with a current 5.6% yield

Strong Financial Position Built Around Two Utilities 88% of 2002 EBITDA generated from two utilities Successful conclusion of rate cases will improve underlying cash and net income Additional cash will be used to pay down debt, reinvested or returned to shareholders Detroit Edison MichCon Other DTE 1422 226 232 2002 DTE Energy EBITDA Regulated Electric 76% Other 12% Reg. Gas 12%

Regulatory Certainty Will Provide a Floor for Future Growth Detroit Edison is at the front end of a wave of rate cases to address rising costs and fix unsustainable regulatory structures Current electric regulatory structure intended as a temporary transition period en route to a fully deregulated environment; this is no longer desirable for many states including Michigan Anticipating regulatory certainty at Detroit Edison and MichCon by establishing sustainable rate levels and regulatory structure Managing costs will be a key to above average utility returns DTE Operating System

DTE Operating System Goals 2003 goal to cut $50 million of expenses Saved $21 million to date Monroe Power Plant operating efficiency: $7M Inventory reductions: $6M Technology systems improvement: $5M Plant outage management: $2M Fuel optimization: $1M Progress is accelerating across all business units Continue to drive efficiencies in 2004 Productivity Improvement Plant Equip. Reliability & Availability Internal Fuel Usage Inventory Optimization Other Savings East 25 25 10 10 30 Expected Sources of Savings

DTE Energy's Current Posture on Growth, Acquisitions With important decisions on utility rates and synfuels pending, we have taken a more conservative stance on growth and expenditures In the near-term, we are focused on transactions that require modest up-front cash and preserve our balance sheet Large asset acquisitions are "off the table" until we have greater clarity

Strong Growth Potential in Many Businesses Current Position Growth Outlook On Site Energy Projects Coal Services Upstream & Midstream Gas Big 3 outsourcing project Multiple additional opportunities Waste coal recovery Continued transportation & marketing volume growth Strong position providing outsourced operations & management to multiple industries Northern Michigan production Non-regulated storage Doubled share of transportation volumes in a flat industry Coal bed methane Antrim production consolidation opportunities Storage increases

Median: 4.5% Div Payout Ratio 1998 1999 2000 2001 2002 2003E DTE 0.67 0.62 0.61 0.54 0.54 0.62 Industry Average 0.63 0.64 0.61 0.54 0.59 0.55 DTE's Dividend is Attractive and Stable Dividend Payout Ratio S&P Electrics' Dividend Yield July 18, 2003 Current dividend yield of 5.6% is attractive 2003 estimated payout ratio in-line with historic averages Recent dividend tax reduction has increased the importance of yield as a component of total return

Summary DTE is a fundamentally solid company and I believe it will remain so. We are addressing current challenges and positioning ourselves for the future. Rate case issues, while complex, should work themselves out over the next 12-15 months Aggressively working to resolve synfuel issues Growth strategy continues to succeed

Non-Regulated Business Update Gerard M. Anderson August 1, 2003

Safe Harbor Statement The information contained in this document is as of the date of this press release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This press release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to, timing and extent of changes in interest rates; access to the capital markets and capital market conditions and other financing efforts which can be affected by credit agency ratings required; resolution of the IRS review of chemical change at synthetic fuel facilities; ability to utilize Section 29 tax credits or sell interest in facilities producing such credits; the level of borrowings; the effects of weather and other natural phenomena on operations and actual sales; economic climate and growth in the geographic areas in which DTE Energy does business; unplanned outages; the cost of protecting assets against or damage due to terrorism; nuclear regulations and risks associated with nuclear operations; the grant of rate relief by the MPSC for the utilities; changes in the cost of fuel, purchased power and natural gas; the effects of competition; the implementation of electric and gas customer choice programs; the implementation of electric and gas utility restructuring in Michigan; environmental issues, including changes in the climate, and regulations, and the contributions to earnings by non-regulated businesses. This press release should also be read in conjunction with the forward-looking statements in DTE Energy's, MichCon's and Detroit Edison's 2002 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison

Non-Regulated Business Update Energy Services Coal Services Energy Trading Upstream & Midstream Gas Biomass Energy M&A Environment

Profile of DTE Energy Services Business Profile Builds on DTE's expertise with large energy users, coal-based fuels and power generation Business lines include Coal-based fuels (coke batteries and synfuels) On-site energy projects Merchant generation 2002 net income of $192 MM Today's Focus Successful resolution of synfuel issue On-site energy projects On-Site Energy Projects Coke Batteries Synfuels* Merchant Generation AL IL IN OH PA NY KY WV NC MI *Synfuel facility in Price, Utah not shown

Recent Synfuel Developments IRS informally halted issuance of private letter rulings (PLRs) at the end of April, 2003 Subsequently, on June 27, the IRS provided additional information Assessing scientific validity of tests used to determine chemical change Focus is on the practices and procedures utilized by independent testing laboratories Questions were raised by IRS field audit personnel - not the IRS / Treasury personnel responsible for issuing PLRs

Nature of the Issue Being Reviewed Section 29 of IRS code requires that synfuel coal feedstock undergo significant chemical change Independent laboratories test for significant chemical change Several tests are used Tests not unique to synfuel industry - used in many other industries as well Establish criteria for chemical change at 95% and 99% confidence levels IRS audit staff hired a chemical change expert The IRS' concerns are believed to focus on laboratory testing procedures and to be highly technical in nature

History of the IRS Review of Synfuel IRS initially revoked PLRs for solid synfuel produced from coal, wanting to reserve them for coal gasification, liquefaction Eventually, IRS reconsidered and issued its first synfuel PLR for current processes in September, 1995 Following this, ~70 synfuel facilities were placed in service prior to July 1, 1998 deadline 1997 2000-01 2003 1995

History of the IRS Review of Synfuel (continued) IRS suspends issuance of PLRs to review significant chemical change Meetings between independent experts and IRS personnel occur IRS requests - and receives - report detailing test procedures used by independent lab IRS resumes issuing PLRs Subsequently issues 29 PLRs through 2000 containing language that IRS "agrees" or "concludes" significant chemical change occurs 2000-01 2003 1995 1997

History of the IRS Review of Synfuel (continued)

DTE Energy

1995		1997			2000-01		2003

- October 26, 2000: IRS again suspends issuance of PLRs, invites broad public comment on synfuel program
- Suspension driven by perception that some were abusing program
- IRS received input from ~60 parties
- Addressed the question of significant chemical change as well as a number of additional issues
- April 20, 2001:
  - IRS announces resumption of synfuel PLRs
  - Provides guidance on permitted technologies, chemical reagents, feedstock size and production capacities
- IRS issues 35 PLRs after 2001, most of which “agree” or “conclude” chemical change has occurred
- DTE concluded IRS had publicly and thoroughly vetted this issue – that it could rely upon PLRs

9

History of the IRS Review of Synfuel (continued) IRS suspends synfuel rulings to review significant chemical change - as it did in 1997 and 2000-01 Currently assessing the procedures utilized by experts it met with and sought detailed reports from in 1997 1997 2000-01 2003 1995

History of DTE Energy's Synfuel Production 2003 2000-01 1997 1995 Tons Produced (MM) First synfuel unit acquired in August 1999 Substantial synfuel production after 2000-01 public comment

DTE Energy's Position on Current Ruling Suspension DTE Energy began significant production of synfuel only after IRS thoroughly and publicly vetted its ruling policy DTE reasonably concluded that after such a thorough vetting - resulting in new guidelines - the IRS had established its position DTE has made detailed, open disclosures in its PLR filings DTE has operated in strict compliance with PLRs As a result, DTE believes it is entitled to: The certainty PLRs are designed to provide Rapid resolution of the current suspension

Research Value of Synfuels at DTE Energy Experimenting with use of waste coals at numerous sites Utilizing economically marginal coal at another site Work with synfuel led to broader interest in waste coals Led to investment in proprietary waste coal recovery technology New technology proving successful - potential to recover hundreds of millions of tons Results of tax incentives - and R&D process - often not "linear"

DTE Energy Actions to Resolve Synfuel Issue Actions Arenas Building case that companies deserve speedy resolution Building understanding that companies rationally relied on IRS guidance Demonstrating that independent test procedures have technical merit Political IRS / Treasury Expert analysis, testimony

Update on Treasury / IRS Current Position on Synfuels Treasury / IRS clarified that significant chemical change is the key determinant of whether a synthetic fuel is produced Explicitly stated that degree of feedstock beneficiation is not the issue Treasury / IRS clarified that they relied upon independent experts' reports - not taxpayer representations - to conclude in PLRs that synfuel was produced Treasury / IRS have stated desire to work to resolve issues quickly Push for rapid, fair resolution is building

Potential Outcomes of Current Assessment Current chemical change test procedures validated, PLR issuance resumed Test procedures modified; PLR issuance resumed in line with new standards "Negotiated outcome" Prospective revocation of PLRs Retroactive revocation of PLRs Best Worst Given extensive IRS involvement in development of synfuel, and based upon recent discussions with the IRS, DTE Energy judges probability of worst case to be very low

Additional Synfuel Updates Good progress with multiple parties to sell remaining interests Sales depend on resumption of PLR issuance by IRS Earliest completion of a transaction: late 2003 to early 2004 4 DTE synfuel facilities recently entered normal audit process Favorable in light of recent developments - provides a potential vehicle for resolution Sell-Down Activities Facility Audits

DTE Synfuel Production for Balance of 2003 Trimmed production on June 17, 2003 Given delay in sell-downs, production decisions now driven by: DTE's tax credit appetite (taxable income) Further information on nature of resolution with IRS Knowledge of both these drivers will increase with time DTE's remaining 2003 tax credit appetite (absent sell-downs) can be met by running 3 facilities at 100% for the last two months of the year Target $212 MM in tax credits by year end Likely to reshape production to yield higher output in later months of year

On-Site Energy Projects Detroit Metro Airport National Steel PCI Ford II Ford World Headquarters Ford III GM World Headquarters IIT GM Moraine Sparrows Point PCI GM Tonawanda Current Operating Projects Business Profile Inside-the-fence projects for large industrial and commercial facilities Business lines include: Pulverized coal injection (2) On-site powerhouse operations (6) Cogeneration (2) Completed construction and start-up of 2 facilities in 2002, on schedule and under budget 2002 net income of $9.1 MM Today's Focus Large utility services outsourcing opportunity with Fortune 100 manufacturer

Profile of Utility Services Outsourcing Deal with Fortune 100 Manufacturer Acquisition of existing utility service assets from Fortune 100 manufacturer DTEES will provide services under a 20 year firm contract Services include steam, power distribution, chilled water, compressed air and waste water treatment Definitive agreements currently being negotiated; closing expected in the 4th quarter Transaction will increase income in this segment by 50% to 100% Includes 8 facilities In Michigan, Indiana and Ohio

Non-Regulated Business Update Energy Services Coal Services Energy Trading Upstream & Midstream Gas Biomass Energy M&A Environment

Profile of DTE Coal Services Utility Customers / Tolling Sites Detroit Edison Plants Industrial or DTE Energy Services' Sites DTE Transportation Services Customer DTE Dock Business Profile Leverages DTE's scale as a coal user and its expertise in coal transportation and marketing Business lines include: Coal marketing Rail / water transportation Railcar maintenance Coal and emissions trading Coal tolling Waste coal recovery 2002 net income of $13.3 MM Today's Focus Commercialization of proprietary waste coal recovery technology

DTE Coal Services Continues to Grow at an Attractive Pace 1997 1998 1999 2000 2001 2002 2003e Detroit Edison 22 22 21 21 20 18 18 MERC Third Party 4 6 7 8 10 10 11 Coal Services 2 4 9 15 23 32 41 Coal Services MERC Third Party Detroit Edison DTE Coal Services continues to increase its share of the U.S. coal market U.S. consumption ~1.1 B tons/year growing at ~1.5% p.a. DTE transported and marketed 60 MM tons in 2002, ~6% of market Growth has been 12% to 18% annually over the past 5 years Project 70 MM tons in 2003, or ~7% of market Transportation volumes in million tons 28 32 37 44 52 60 70

Emerging Opportunity for DTE in Waste Coal Recovery DTE Energy has sole rights to a proprietary waste coal recovery technology The technology uses a chemical and mechanical process to separate clay from waste coal, thereby increasing Btu content of the coal Builds upon DTE Energy's strong knowledge of coal markets and relationships with coal companies The large market potential for the recovery technology makes it a significant opportunity for DTE Reclamation of coal fines from waste coal ponds also provides a significant environmental benefit

Market for Waste Coal Recovery Technology is Large 1. "Stand-alone" projects at waste coal ponds Reclaim and process slurry from existing waste coal ponds Amount of coal in U.S. waste coal ponds is estimated to be over 1 billion tons 2. "In-line" projects Integrate process into existing prep plants ~80 prep plants have capacities greater than 5 MM tons/yr 5% improvement in efficiency of these plants would yield 25-30 MM tons of production annually The waste coal recovery market has two segments:

Waste Coal Recovery Technology Current Status Demo plant sited at coal mine verified process, and produced product for test burn at third party utility power plant Phase II commercial plant startup underway Running round the clock and targeting production of 100 tons/hour (500,000 tons/year) Product is being shipped to third party utility power plant Plan to site 2 to 3 new projects in 2003 Currently drafting contracts for 2 "stand-alone" projects Preparing proposals for 2 "in-line" projects Demo Plant Phase II Commercial Plant

Waste Coal Recovery Technology Financial Outlook Still early to project results Nonetheless, believe 5 - 10 projects per year and $20 - $40 MM net income by 2008 is feasible 2003e 2004e 2005e 2006e 2007e 2008e East 0 4 8 12 16 20 2 8 12 16 20 4-6 20-40 Net Income $ millions 5 - 10 projects annually

Non-Regulated Business Update Energy Services Coal Services Energy Trading Upstream & Midstream Gas Biomass Energy M&A Environment

Profile of DTE Energy Trading Business Profile Purpose of energy trading and marketing at DTE Extract maximum value from generation, pipeline and storage assets Provide products and services to customers that lack the required capabilities (e.g., Munis, Co-ops) Perform price discovery to help in asset valuation and acquisition / divestiture decisions Commodities marketed and traded include power, gas, coal and emissions credits 2002 net income of $16.5 MM Today's Focus Update on activities in Energy Trading Regions where 95% of DTE's trading activity is concentrated

Marketplace has Validated DTE Energy's Approach to Sector Have grown operations gradually - $16.5 million net income in fifth year of operation Earnings are a small fraction (3-5%) of corporate total Strong focus on physical marketing, enhancing assets Short average tenor (< 2 years) 95% of activity focused in DTE's core geographies - ECAR, Ontario, PJM, NY and MAIN Culture of operation fits that of balance of company

Update on Activities Through June, 2003 Continue to garner vast majority of profits from physical marketing, back-to-back structured deals and asset-based activities Source of ~95% of profits YTD Currently working on a number of coal-tolling and municipal supply transactions Continue to target low VaR, short tenor YTD average VaR = $ 4.4 MM Current average tenor < 18 months Very focused on counterparty credit Conservative posture

DTE Energy Trading Performance 2001 2002 2003 ytd 2003e Net Income 8.7 16.5 18.4 25 Blah 0 0 Solid performance in 2002 Solid results during a period of turmoil in industry Marketplace dynamics favored DTE's focus on physical markets, customer needs Earnings ~2.5% of corporate total Expect continued solid performance in 2003 Majority of profits will come from physical marketing activities 2003 earnings expected to be ~4.5% of corporate total Net Income $ millions

Profile of CoEnergy Portfolio Portfolio of long-dated gas pipeline and gas storage capacity contracts acquired via the MCN merger Focus is on optimizing the value of these contracts Minimal new origination and trading Description Earnings volatility driven primarily by mismatch between accounting treatment of storage inventory and associated hedges Current earnings forecast is breakeven for 2003, with upside potential Earnings Outlook

Non-Regulated Business Update Energy Services Coal Services Energy Trading Upstream & Midstream Gas Biomass Energy M&A Environment

Profile of Upstream and Midstream Gas Business Profile Upstream Gas 25 Bcf of annual production from 1700 wells in northern Michigan; 400 Bcf of gas reserves Recently created DTE Gas Resources to develop coal bed methane opportunities Midstream Gas Own and operate 55 Bcf of unregulated gas storage in Michigan Minority ownership interests in the Vector and Portland pipelines 2002 net income of $26 MM Today's Focus Consolidation opportunities in northern Michigan Storage optimization opportunities Opportunities in coal bed methane Gas Production, Gathering & Processing Vector Portland Gas Storage Coal bed Methane Focus Areas Cherokee Basin Arkoma Basin

Upstream Gas Opportunities in Northern Michigan Pursuing consolidation opportunities in northern Michigan by leveraging our low cost operating position DTE is the largest producer of Antrim shale gas and accounts for ~16% of Michigan's Antrim production

Mid-Stream Gas - Current Focus Gas Pipelines Looking to sell minority interest in the Portland pipeline Evaluating options with respect to Vector pipeline A partner is selling its minority ownership interest in Vector DTE and other partners in Vector, have right of first refusal Vector is a good strategic fit for DTE given its access to DTE's storage Gas Storage Optimize existing assets and capitalize on attractive expansion opportunities (low cost de-bottlenecking / deliverability projects) Storage optimization / expansion has potential to increase storage capacity by 30 Bcf over 5 years

Coal Bed Methane has Potential to be an Attractive Business for DTE Energy Attractive market opportunity Favorable gas fundamentals Large, untapped resource Fragmented industry structure Opportunity leverages existing DTE skills Existing unconventional production Relationships with coal producers Favorable risk-reward profile when compared to conventional E&P Less finding and development risk Generally lower initial capital

DTE Gas Resources Recently Created to Develop Coal Bed Methane Opportunities Board approved business in June 2002 $15 MM capital budget for 2003 Active in 2 projects in Mid-Continent region Project in Cherokee basin: Drilled 12 wells; recently began production testing Project in Arkoma basin: Will begin drilling in the next 60 days Currently reviewing a number of small acquisition opportunities

DTE Gas Resources Growth Potential 2003e 2004e 2005e 2006e 2007e 2008e East -1 0 1 5 10 15 2 5 10 15 1-3 5-10 10-20 15-30 Net Income $ millions 0 -1 Capital investment ranges from $15 MM in 2003 to $50 MM by 2007 2 year lag between capital investment and net income generation

Non-Regulated Business Update Energy Services Coal Services Energy Trading Upstream & Midstream Gas Biomass Energy M&A Environment

Overview of DTE Biomass Energy Gas Sales Steam Sales Power Sales Pipeline Quality Gas Business Profile DTE Biomass is a leading landfill gas to energy producer Owns and operates 34 projects in 13 states Extracts 28 Bcf of landfill gas annually Helped reduce DTE Energy's overall CO2 emissions by 10% 2002 net income of $7 MM Today's Focus Likely to close acquisition that will increase segment income by ~15% Looking to expand our pipeline quality gas business line Pursuing consolidation opportunities in landfill gas All growth opportunities shown in black Current Projects

Non-Regulated Business Update Energy Services Coal Services Energy Trading Upstream & Midstream Gas Biomass Energy M&A Environment

Update on Current M&A Environment Current M&A environment for generation assets Many distressed energy players have extended their debt maturities, and are not under pressure to divest assets Banks, reluctant to take write-downs, have agreed to extend debt maturities for multiple players Players have capitalized on current investor hunger for high yield debt by issuing longer dated debt Some distressed energy players have filed for bankruptcy protection, which has complicated the asset sale process DTE situation DTE is no longer in negotiations with NRG on the South Central portfolio We are negotiating definitive agreements with creditor of distressed owner, to manage the commercial operations of selected generation assets for a fee

Details on DTE Energy's Synfuel Business Plant PLR Ownership Audit Status Manufacturer Typical Monthly Production (000 tons) Current Production Belews Creek Y 100% Earthco (MCN) 225 33% Buckeye (2) Y 100% Earthco (MCN) 450 33% Indy Coke N 100% Earthco (MCN) 225 0% River Hill Y 100% Under audit Covol 125 20% Utah N* 100% Under audit Covol 50 0% Red Mountain N* 100% Covol 125 0% Clover** Y 5% Under audit Earthco (MCN) 200 100% Smith Branch** Y 5% Under audit Earthco (MCN) 200 100% * Pending ** These facilities have been sold-down